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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                 August 6, 2002
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                Date of Report (Date of earliest event reported)


                     ENTRAVISION COMMUNICATIONS CORPORATION
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             (Exact name of Registrant as specified in its charter)

   Delaware                    0-23125                       95-4783236
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(State or other        (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)

2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California      90404
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          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (310) 447-3870


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Item 5.  Other Information.

         Attached hereto as Exhibit 99 is a copy of the press release issued by Entravision Communications Corporation (the "Corporation") on August 6, 2002, regarding the resignation of the Corporation's two Class C directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits. The following exhibits are filed herewith:

          Exhibit No.       Document
          -----------       --------
              99            Press Release issued by Entravision Communications
                            Corporation on August 6, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ENTRAVISION COMMUNICATIONS CORPORATION


Date:  August 6, 2002              By:      /s/  Walter F. Ulloa
                                       ----------------------------------------
                                       Walter F. Ulloa, Chief Executive Officer